UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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EQT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On June 25, 2019, EQT Corporation (the “Company”) issued the following news release:

NEWS RELEASE

EQT Highlights Strong Shareholder Support

Shareholder Conversations Focused on Strong Recent Financial and Operational Results, and EQT’s Use of Unique, Innovative Technologies

Reiterates Recommendation that EQT Shareholders Vote “FOR” All 12 of EQT’s Highly Qualified Director Nominees on the GOLD Universal Proxy Card

PITTSBURGH — (June 25, 2019) — EQT Corporation (NYSE: EQT) today issued the following statement highlighting the strong support it has received from shareholders in advance of the Company’s 2019 Annual Meeting of Shareholders:

Over the past several weeks, members of EQT’s Board of Directors and management team have been meeting with EQT shareholders regarding the Company’s strategic plan, strong operating results and success in transforming EQT into a free cash flow leader. These meetings have served as a valuable opportunity to listen to shareholders’ perspectives and discuss in detail the Company’s plans to drive sustainable value.

We are pleased with the positive feedback we have received from investors and believe they strongly support EQT’s new strategic plan and recognize the progress made since the Company’s refreshed Board and management team assumed control in November 2018. Shareholders have frequently commented on EQT’s positive operational and financial performance over the last three quarters and requested more information about the innovative technologies EQT is using to improve operations and accelerate free cash flow growth.

As we have discussed with shareholders, the EQT management team has worked hard to foster a strong culture and positive morale to ensure employees across the Company are aligned with our mission and focused on delivering superior returns. Employees are embracing EQT’s proprietary technologies, which are improving how we collaborate across the organization to accelerate our progress toward being the most efficient and lowest-cost operator in our industry. By deploying the right technologies, processes and systems, EQT is leveraging data science and real-time, cloud-based analytics to optimize our operations and maximize the value of our world-class assets.

The encouragement and support we have received from shareholders to date has reinforced our view that we are taking the right steps to advance the interests of all EQT shareholders. EQT has generated outstanding results over the last three quarters and remains committed to further reducing costs and improving efficiencies.

We look forward to continuing to engage with shareholders regarding our ongoing progress.

The EQT Board of Directors recommends that shareholders support EQT by voting on the GOLD universal proxy card “FOR” all 12 of EQT’s highly qualified director nominees. Shareholders should simply discard and NOT vote using any white proxy cards they may receive from the Toby Rice Group.

NEWS RELEASE

If you have any questions, or need assistance in voting

your shares on the GOLD universal proxy card,
please call EQT’s proxy solicitor:

INNISFREE M&A INCORPORATED

TOLL-FREE at 1-877-687-1866 (from the U.S. or Canada)

Or at (412) 232-3651 (From Other Locations)

Please discard and do NOT vote using any white proxy cards you may receive from the Toby Rice Group

About EQT Corporation:

EQT Corporation is a natural gas production company with emphasis in the Appalachian Basin and operations throughout Pennsylvania, West Virginia and Ohio. With 130 years of experience and a long-standing history of good corporate citizenship, EQT is the largest producer of natural gas in the United States. As a leader in the use of advanced horizontal drilling technology, EQT is committed to minimizing the impact of drilling-related activities and reducing its overall environmental footprint. Through safe and responsible operations, EQT is helping to meet our nation’s demand for clean-burning energy, while continuing to provide a rewarding workplace and support for activities that enrich the communities where its employees live and work. Visit EQT Corporation at www.EQT.com; and to learn more about EQT’s sustainability efforts, please visit https://csr.eqt.com.

EQT Management speaks to investors from time to time and the analyst presentation for these discussions, which is updated periodically, is available via the Company’s investor relationship website at ir.eqt.com.

Cautionary Statements

This communication contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this communication specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of the Company and its subsidiaries, including guidance regarding projected adjusted free cash flow. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently available to the Company. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” of the Company’s Form 10-K for the year ended December 31, 2018, as filed with the SEC and as updated by subsequent Form 10-Qs filed by the Company, and those set forth in the other documents the Company files from time to time with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

NEWS RELEASE

Important Information

EQT Corporation (the “Company”) filed a definitive proxy statement and associated GOLD universal proxy card with the Securities and Exchange Commission (the “SEC”) on May 22, 2019 in connection with the solicitation of proxies for the Company’s 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”). Details concerning the nominees for election to the Company’s Board of Directors at the 2019 Annual Meeting are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the relevant documents filed by the Company with the SEC, including the definitive proxy statement, free of charge by visiting the SEC’s website, www.sec.gov. Investors and shareholders can also obtain, without charge, a copy of the definitive proxy statement, when available, and other relevant filed documents by directing a request to Blake McLean, Senior Vice President, Investor Relations and Strategy of EQT Corporation, at BMcLean@eqt.com, by calling the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free, at 877-687-1866, or from the Company’s website at https://ir.eqt.com/sec-filings.

Contacts:

Analyst inquiries:

Blake McLean — Senior Vice President, Investor Relations and Strategy

412.395.3561

bmclean@eqt.com

Media inquiries:

Michael Laffin — Vice President, Communications

412.395.2069

MLaffin@eqt.com

On June 25, 2019, the Company made the following updates to its shareholder communication website, http://votegoldforeqt.com/: